UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2025

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 16, 2025, Biofrontera Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). Proxies for the Special Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Company’s solicitation. Details of the proposals voted on at the Special Meeting are described in the Proxy Statement filed by the Company with the Securities and Exchange Commission on August 5, 2025. There were present at the Special Meeting holders of shares representing 8,403,861 votes for the first, third, and fourth proposals, and representing 6,820,211 votes for the second proposal, constituting a quorum for all proposals. The following summarizes all matters voted on at the Special Meeting.

1. Stockholders approved an amendment to the Company’s certificate of incorporation (a) to effect a reverse split of the Company’s common stock if deemed necessary by our Board of Directors to maintain or regain compliance with the minimum closing bid price requirement for continued listing on Nasdaq and (b) to decrease the number of authorized shares of our common stock in the same ratio as is selected for the reverse stock split. The tabulation of votes cast was as follows:

For	Against	Abstain	Broker Non-Votes
7,161,214	1,239,537	3,110	0

2. Stockholders approved the issuance of shares of common stock in connection with the conversion of shares of Series C Preferred Stock, and the elimination of limitations on the voting of Series C Preferred Stock. The tabulation of votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
3,470,432	389,984	26,419	2,933,376

3. Stockholders approved the issuance of shares of common stock in connection with the conversion of shares of Series D Preferred Stock, and the elimination of limitations on the voting of Series D Preferred Stock. The tabulation of votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
5,053,120	390,996	26,369	2,933,376

4. Stockholders approved a proposal to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event there are insufficient votes for the approval of the first, second, or third proposals. The tabulation of votes cast was as follows:

For	Against	Abstain	Broker Non-Votes
7,371,647	1,011,820	20,394	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 19, 2025	Biofrontera Inc.
(Date)	(Registrant)

/s/ E. Fred Leffler III
E. Fred Leffler III
Chief Financial Officer